Exhibit 21.1

SUNGARD DATA SYSTEMS INC.

SUBSIDIARIES OF THE REGISTRANT

Company Name	Jurisdiction
SunGard Data Systems Inc.	Delaware

2732-9994 Quebec Inc.	Quebec

Aceva Technologies LLC	Delaware

AlmafinJaeger AG	Switzerland

Alpha Numeric Developments Limited	England and Wales

Altra Canada Transaction Management Corp.	Canada

Armonys Technologies S.A.S.	France

ASC Software Inc.	Delaware

ASI Australia Holding Company	Michigan

Assent LLC	Delaware

Assent Software LLC	Delaware

Automated Financial Systems Corporation	New York

Automated Securities Clearance (Europe) Limited	England and Wales

Automated Securities Clearance LLC	Delaware

Aveca Technologies Private Limited	India

BancWare LLC	Delaware

Birza Limited	Ireland

C.T. Computer Services Limited	England and Wales

Cadextan S.A.	France

CapTrades GP, LLC	Delaware

CapTrades, LP	Delaware

Carnot AG	Germany

Carnot, Inc.	Arizona

Computer Recovery Systems Sdn. Bhd.	Malaysia

Computer Stand-By Limited	England and Wales

Data Technology Services Inc.	Delaware

Decalog (1991) Ltd.	Israel

Decalog (UK) Limited	England and Wales

Decalog Genie Informatique SAS	France

Decalog N.V.	The Netherlands

Derivatech Risk Solutions Inc.	Delaware

Derivatech UK Limited	England and Wales

E2-One UK Limited	England and Wales

Ex-FIS Limited	England and Wales

Exeter Educational Management Systems, Inc.	Massachusetts

FAME (UK) Holdings Limited	England and Wales

FAME Information Services (Asia Pacific) Pte Ltd	Singapore

FDP Europe Limited	Scotland

FDP Software South Africa (Proprietary) Limited	South Africa

Front Capital Systems Holding AB	Sweden

Front Consulting AB	Sweden

GetPAID France SARL	France

Global One Software Ltd.	England and Wales

GPI Marketing and Services, LLC	Delaware

Company Name	Jurisdiction
GSTP Global Straight Through Processing AG	Switzerland

Guardian dr (Overseas Holdings) Limited	England and Wales

Guardian France S.A.	France

Guardian iT	England and Wales

Guardian iT AG	Switzerland

Guardian iT France S.A.	France

Guardian iT Holdings (Belgium)	Belgium

HTE-Alberta Ltd.	Alberta

HTE-UCS, Inc.	Florida

Infinity Financial Technology GmbH	Germany

Infinity Financial Technology SARL	France

InFlow LLC	Delaware

Integrated Business Systems, Inc.	New York

Integrity Treasury Solutions Canada Inc.	Canada

Integrity Treasury Solutions Europe Limited	England and Wales

Integrity Treasury Solutions Hong Kong Limited	Hong Kong

Integrity Treasury Solutions Inc.	Delaware

Integrity Treasury Solutions Limited	England and Wales

Integrity Treasury Solutions Pty Ltd.	Australia

Integrity Treasury Solutions Singapore Pte Ltd	Singapore

iXguardian Limited	England and Wales

iXsecurity AB	Sweden

Kiodex Limited	England and Wales

Kronos Software Limited	England and Wales

Lonsdale Chetwyn Holdings Limited	England and Wales

MBM Inc.	Delaware

Microbank Software Canada Inc.	Ontario

MicroHedge LLC	Delaware

Minorca Corporation NV	Netherlands Antilles

Monis Management Limited	England and Wales

Monis Software Inc.	New York

Monis Software Limited	England and Wales

Online Securities Processing Inc.	Delaware

Oshap Software Industries Ltd.	Israel

Oshap Technologies Ltd.	Israel

Petroplan International Limited	England and Wales

Plaid Brothers Software, Inc.	California

Portfolio Ventures Inc.	Delaware

Real Time Financial Management Ltd.	England and Wales

Reech Capital Limited	England and Wales

Reech Employee Trustee Ltd	England and Wales

Renaissance Software U.K. Limited	England and Wales

Riofin Limited	England and Wales

Safetynet GmbH	Germany

Company Name	Jurisdiction
Safetynet Group	England and Wales

Safetynet International Limited	England and Wales

Safetynet Japan KK	Japan

Safetynet Limited	England and Wales

SCT Technologies de Mexico S. de R.L. de C.V.	Mexico

SGES Nominees Limited	England and Wales

Shanghai Fudan Kingstar Computer Co., Ltd.	China

Sherwood Computer Services Limited	England and Wales

Sherwood US Holdings Limited	England and Wales

SIS Europe Holdings Inc.	Delaware

SRS Development Inc.	Delaware

SunGard (Benelux) N.V.	Belgium

SunGard (Israel) Ltd.	Israel

SunGard Advisor Technologies, Inc.	California

SunGard AG	Switzerland

SunGard Asia Pacific Inc.	Delaware

SunGard Asset Management Systems LLC	Delaware

SunGard Availability Services (Belgium)	Belgium

SunGard Availability Services (Canada) Ltd.	Ontario

SunGard Availability Services (Denmark) A/S	Denmark

SunGard Availability Services (Deutschland) GmbH	Germany

SunGard Availability Services (DR) Limited	England and Wales

SunGard Availability Services (France) S.A.	France

SunGard Availability Services (Luxembourg) SA	Luxembourg

SunGard Availability Services (Nordic) AB	Sweden

SunGard Availability Services (Norway) AS	Norway

SunGard Availability Services (South Africa) (Proprietary) Limited	South Africa

SunGard Availability Services (UK) Limited	England and Wales

SunGard Availability Services LP	Pennsylvania

SunGard Availability Services Ltd.	Delaware

SunGard AvantGard (US) Inc.	Pennsylvania

SunGard AvantGard LLC	California

SunGard AvantGard Receivables LLC	Delaware

SunGard Bi-Tech LLC	Delaware

SunGard Business Integration (UK) Limited	England and Wales

SunGard Business Integration AG	Switzerland

SunGard Business Integration GmbH	Germany

SunGard Business Systems LLC	Delaware

SunGard Canada Holdings Inc.	Delaware

SunGard Canada Nova Scotia Corporation	Nova Scotia

SunGard Computer Services LLC	Delaware

SunGard Consulting Services Europe Limited	England and Wales

SunGard Consulting Services Inc.	Delaware

SunGard Corbel LLC	California

Company Name	Jurisdiction
SunGard CSA LLC	Delaware

SunGard Data Management Solutions (UK) Limited	England and Wales

SunGard Data Systems Beijing Co. Ltd.	China

SunGard Deutschland GmbH	Germany

SunGard Development Corporation	Delaware

SunGard DIS Inc.	Delaware

SunGard Do Brasil Servicos de Informatica Ltda.	Brazil

SunGard EMS Inc.	Canada

SunGard Energy Solutions Limited	England and Wales

SunGard Energy Systems Inc.	Delaware

SunGard eProcess Intelligence LLC	Delaware

SunGard ERisk Inc.	Delaware

SunGard Expert Solutions Inc.	Utah

SunGard Finance SAS	France

SunGard Financial Systems LLC	Delaware

SunGard Financing LLC	Delaware

SunGard Forbatec GmbH	Germany

SunGard France SARL	France

SunGard Front Arena AB	Sweden

SunGard Funding II LLC	Delaware

SunGard Funding LLC	Delaware

SunGard Global Execution Services Limited	England and Wales

SunGard Global Execution Services LLC	New York

SunGard Higher Education Advancement Inc.	Delaware

SunGard Higher Education Inc.	Delaware

SunGard Higher Education Managed Services Inc.	Delaware

SunGard Holdings Limited	England and Wales

SunGard HTE Inc.	Florida

SunGard Iberia S.L.	Spain

SunGard Institutional Brokerage Inc.	New York

SunGard Institutional Products LLC	Delaware

SunGard Insurance Services Limited	England and Wales

SunGard International Holdings Inc.	Delaware

SunGard Investment Systems LLC	Delaware

SunGard Investment Systems S.A.	Switzerland

SunGard Investment Systems U.K. Limited	England and Wales

SunGard Investment Ventures LLC	Delaware

SunGard Italia s.r.l.	Italy

SunGard iWorks Holdings Inc.	Delaware

SunGard iWORKS Holdings P&C (US) Inc.	Delaware

SunGard iWORKS LLC	Delaware

SunGard iWORKS P&C (US) Inc.	Delaware

SunGard Kingstar Cayman Islands Limited	The Cayman Islands

SunGard Kiodex Inc.	Delaware

Company Name	Jurisdiction
SunGard Latinoamerica, S.A. de C.V.	Mexico

SunGard Managed Data Services GmbH	Germany

SunGard NetWork Solutions Inc.	Delaware

SunGard Pensions Limited	England and Wales

SunGard Pentamation Inc.	Pennsylvania

SunGard ProNvest Inc.	Delaware

SunGard Reech (France) SAS	France

SunGard Reference Data Solutions Inc.	Delaware

SunGard SAS Canada Holdings Inc.	Delaware

SunGard SAS Holdings Inc.	Delaware

SunGard SCT (UK) Limited	England and Wales

SunGard SCT Technologies (Canada) Inc.	Ontario

SunGard Securities Finance Canada Corp.	Nova Scotia

SunGard Securities Finance International LLC	Delaware

SunGard Securities Finance Limited	England and Wales

SunGard Securities Finance LLC	Delaware

SunGard Shareholder Systems LLC	Delaware

SunGard Sherwood Systems (Canada) Inc.	Ontario

SunGard Sherwood Systems (Netherlands) B.V.	The Netherlands

SunGard Sherwood Systems (Promark) Limited	England and Wales

SunGard Sherwood Systems Group Limited	England and Wales

SunGard Sherwood Systems Holdings (Canada) Inc.	Ontario

SunGard Sherwood Systems Limited	England and Wales

SunGard Sherwood Systems Outsourcing Limited	England and Wales

SunGard Signix Inc.	Delaware

SunGard SIS Luxembourg SARL	Luxembourg

SunGard Software, Inc.	Delaware

SunGard Solutions (India) Private Limited	India

SunGard SSF Canada Holdings Inc.	Delaware

SunGard System Access (Europe) Limited	England and Wales

SunGard System Access (Slovakia) spol. s.r.o.	Slovak Republic

SunGard System Access (Thailand) Limited	Thailand

SunGard System Access Genesys (Malaysia) Sdn. Bhd.	Malaysia

SunGard System Access Genesys Pte Ltd	Singapore

SunGard System Access Pakistan (Private) Limited	Pakistan

SunGard System Access Singapore Pte. Ltd.	Singapore

SunGard Systems (Thailand) Company Limited	Thailand

SunGard Systems Hong Kong Limited	Hong Kong

SunGard Systems International Inc.	Pennsylvania

SunGard Systems Japan K.K.	Japan

SunGard Systems Korea Ltd.	Korea

SunGard Systems Ltd.	England and Wales

SunGard Systems Luxembourg S.A.	Luxembourg

SunGard Systems Malaysia SDN BHD	Malaysia

Company Name	Jurisdiction
SunGard Systems NZ Limited	New Zealand

SunGard Systems Philippines Inc.	Philippines

SunGard Systems Pty Limited	Australia

SunGard Systems Singapore Pte. Limited	Singapore

SunGard Technology Services LLC	Delaware

SunGard Trading Systems VAR LLC	Delaware

SunGard Treasury Systems Europe Limited	England and Wales

SunGard Treasury Systems UK Limited	England and Wales

SunGard Trust Systems LLC	Delaware

SunGard UK Holdings Limited	England and Wales

SunGard Vivista Holdings Limited	England and Wales

SunGard Vivista Limited	England and Wales

SunGard Workflow Solutions LLC	Delaware

System Access (Americas), Inc.	New Jersey

System Access (Philippines), Inc.	Philippines

System Access (SIP) Co. Ltd.	China

System Access (Suisse) SARL	Switzerland

System Access Asia Pacific Sdn Bhd	Malaysia

System Access Japan Kabushiki Kaisha	Japan

System Access s.r.o.	Czech Republic

Systems Computer Technology de Mexico S. dr R.L. de C.V.	Mexico

TeleVault iT Limited	England and Wales

Tiger Systems Limited	England and Wales

TP Technologies S.A.	Belgium

Trax France SAS	France

Trax N.V.	Belgium

TrueRisk Corporation	Nova Scotia

Wall Street Concepts Inc.	New York

World Systems Inc.	Delaware

XRT Deutschland GmbH	Germany